UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 8, 2004


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


Delaware                      1-8696                     36-2664428
------------------            ----------------           ----------------
(State or other               (Commission File           (IRS Employer
jurisdiction                  Number)                     Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut            06824
----------------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  (203) 255-6044
                                                   ----------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

     On June 8, 2004, the U.S. Court of Appeals for the Federal Circuit affirmed the November 2002 decision in favor of the Company and Metabolite Laboratories, Inc. in the LabCorp litigation.

     LabCorp now has limited legal options available to them, and may either request a rehearing en banc or file a petition to appeal this decision to the U.S. Supreme Court, or both. We do not know what course of action LabCorp will take; however, ultimately we expect that the decision of the court will continue to be upheld in our favor.

     We have not received any cash nor have we recorded any revenue related to the damages awarded in this decision. We will record any revenue from this decision when this decision is final and unappealable.

     For further information relating to this lawsuit, please refer to the discussion under the caption "LabCorp" under "Legal Proceedings" in the Prospectus filed with the Securities and Exchange Commission on May 6, 2004, under Rule 424(b)(3) of the Securities Act of 1933.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.       Description of Exhibit                           Page
         -----------       ----------------------

         99.1              Registrant's press release dated
                           June 8, 2004                                      3-4



                                    Signature
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMPETITIVE TECHNOLOGIES, INC.
                                          Registrant


Date:  June 9, 2004                       /s/  John B. Nano
                                          -------------------------
                                          By:  John B. Nano
                                          President and
                                          Chief Executive Officer